EXHIBIT 32.2

Certification of Principal Accounting Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

In connection with the amended annual report on Form 10-K/A of Rotoblock Corporation (Registrant), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Richard Di Stefano, Principal Accounting Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: March 24, 2010                                                                           ROTOBLOCK CORPORATION

/s/  Richard Di Stefano
By: Richard Di Stefano, Chief Financial Officer/Principal Accounting Officer